Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luz M. Weigel, President, Secretary and Treasurer of Capital Equity Finance, Inc. (the “Company”), hereby certify to my knowledge that:
(1)

The Company’s quarterly report on Form 10-QSB for the period ended September 30, 2007 (the “Form 10-QSB”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC. (Registrant)

Dated: October 17, 2007	By:	/s/ Luz M. Weigel
Luz M. Weigel
President, Secretary and Treasurer (Principal Executive Officer)